                                                                    EXHIBIT 99.2



              THE PEOPLES BANCTRUST COMPANY, INC. AND SUBSIDIARIES
             CONSENSED PRO FORMA STATEMENT OF CONDITION (Unaudited)
                                 (In Thousands)


         The following summary includes (i) the condensed consolidated statement of condition of BancTrust as of December 31, 1997, (ii) the condensed consolidated statement of condition of Bancshares as of December 31, 1997, (iii) adjustments to give effect to the completed purchase method business combination with Bancshares, and (iv) the pro forma combined condensed statement of condition of BancTrust and subsidiaries as if such combination had occurred on December 31, 1997.

         This pro forma summary should be read in conjunction with the accompanying notes and the separate consolidated statements of condition of BancTrust incorporated by reference herein and of Bancshares, which are included herein. The pro forma information provided below may not be indicative of future results.

                                                                                December 31, 1997
                                                          ------------------------------------------------------------
                                                            Consolidated   Consolidated
                                                            The Peoples      Merchants                    Pro Forma
                                                             BancTrust      & Planters      Adjustments    Combined
                                                           Company, Inc.  Bancshares, Inc.   (Deductions)      Total
                                                           ------------- ----------------   ------------  ---------
                                                                             (Dollars in thousands)
ASSETS
Cash and due from banks................................   $   13,984       $   1,934                     $ 15,918
Federal funds sold and
 securities purchased under
 agreements to resell..................................        6,677           3,405                       10,082


Securities available for sale..........................       69,737          15,304     ($10,085)(1)      92,212
                                                                                              750 (1)
                                                                                           16,506 (2)
Investment securities..................................            0          16,506      (16,506)(2)           0

Loans, net of unearned income..........................      258,777          28,406                      287,183
Allowance for loan losses..............................       (2,750)           (426)                      (3,176)
                                                          ----------      ----------     --------        --------
Loans..................................................      256,027          27,980                      284,007

Bank premises and equipment, net.......................        6,589             368        1,382 (1)       8,339
Other real estate owned, net...........................          243               0                          243
Intangibles............................................          666               0        9,096 (1)       9,762
Other assets...........................................        7,439             847                        8,286
                                                           ---------       ---------     --------        --------
Total assets...........................................    $ 361,362       $  66,344      $ 1,143        $428,849
                                                           =========       =========      =======        ========

LIABILITIES AND SHAREHOLDERS'
EQUITY
Noninterest-bearing deposits...........................    $  49,897       $   5,800                     $ 55,697
Interest-bearing deposits..............................      248,211          48,993                      297,204
Federal funds purchased and
 securities sold under
 agreements to repurchase..............................       13,642               0                       13,642
Other borrowed funds...................................        8,297               0      $10,000 (1)      18,297
Other liabilities......................................        4,083             892        1,802 (1)       6,777
                                                           ---------       ---------      -------         -------
Total liabilities......................................      324,130          55,685       11,802         391,617

Common stock...........................................          347              23          (23)            347
Preferred stock........................................            0               1           (1)(1)           0
Additional paid in capital.............................        6,739           1,098       (1,098)(1)       6,739
Treasury stock.........................................       (1,136)           (338)         338 (1)      (1,136)
Retained earnings......................................       31,407           9,797       (9,797)(1)      31,407
Net unrealized gain (loss) on
 securities............................................         (125)             78          (78)(1)        (125)
                                                           ---------       ---------      --------       --------
Total equity...........................................       37,232          10,659      (10,659)         37,232
                                                           ---------       ---------      --------       --------
Total liabilities and equity...........................    $ 361,362       $  66,344      $ 1,143        $428,849
                                                           =========       =========      =======        ========

Capital ratios:
 Capital ratio.........................................        10.91%                                        7.18%
 Tangible leverage ratio...............................        10.88%                                        6.90%
 Tier One capital ratio*...............................        13.50%                                        8.88%
 Total capital ratio*..................................        14.51%                                        9.91%

*Based on risk-weighted assets.

                     MERCHANTS & PLANTERS BANCSHARES, INC
                                AND SUBSIDIARY

                  Notes to Consolidated Financial Statements
                               December 31, 1997
                         COMPLETED BUSINESS COMBINATION

Merchants & Planters Bancshares, Inc. (Purchase)

         (1) To assign the amount by which the estimated value of BancTrust's investment in Bancshares is in excess of the historical carrying value of the net assets acquired, based on the estimated fair value of such assets:

Equity in carrying value of net assets of Bancshares.................................................... $10,659
Adjustments to state assets at fair value:
     Write-up of bank premises and equipment............................................................   1,382
     Write-up of investment securities to market........................................................     750
     Recognition of core deposit intangible.............................................................   2,740
Tax effect of purchase adjustment.......................................................................  (1,802)
Goodwill................................................................................................   6,356
                                                                                                         -------
                                                                                                           9,426
                  Adjusted equity in carrying value of net assets....................................... $20,085
                                                                                                         =======

Allocated as follows:
     Other borrowed funds............................................................................... $10,000
     Investment securities liquidated to finance acquisition............................................  10,085
                                                                                                         -------
                                                                                                         $20,085
                                                                                                         =======

         (2) To reclassify investment securities of Bancshares to securities available for sale in conformity with BancTrust's investment portfolio:

         Investment securities available for sale....................................................... $16,506
         Investment securities held to maturity......................................................... (16,506)
                                                                                                         -------
                                                                                                         $     0
                                                                                                         =======

             THE PEOPLES BANCTRUST COMPANY, INC. AND SUBSIDIARIES
             CONDENSED PRO FORMA STATEMENTS OF INCOME (Unaudited)
                                (In thousands)

     The following summary includes (i) the condensed consolidated statements of income of BancTrust and subsidiary for the year ended December 31, 1997, (ii) the condensed consolidated statements of income of the completed business combination with Bancshares for the year ended December 31, 1997, (iii) adjustments to give effect to the purchase method business combination with Bancshares, and (iv) the pro forma combined condensed statements of income of BancTrust and subsidiaries as if such combination had occurred on January 1, 1997.

     These pro forma statements should be read in conjunction with the accompanying notes and the separate consolidated statements of income of BancTrust, incorporated herein, and Bancshares, incorporated herein. The pro forma information provided may not necessarily be indicative of future results.

                                                          Year Ended December 31, 1997
                                       -----------------------------------------------------------------
                                        Consolidated     Consolidated
                                        The Peoples        Merchants                        Pro Forma
                                         BancTrust        & Planters      Adjustments       Combined
                                        Company, Inc.     Bancshares    (Deductions)(1)       Total
                                        -------------     ----------    ---------------       -----
Interest income......................  $   27,418      $    4,808       $    (565)          $   31,661
Interest expense.....................      11,765           2,297             675               14,737
                                       ----------      ----------       ---------           ----------

Net interest income..................      15,653           2,511          (1,240)              16,924
Provision for loan losses............       1,732              38                                1,770
                                       ----------      ----------       ---------           ----------

Net interest income after
   provision for loan losses.........      13,921           2,473          (1,240)              15,154
                                       ----------      ----------       ---------           ----------

Noninterest income...................       4,136             375                                4,511
Applicable income taxes..............      12,099           1,648             894               14,641
                                       ----------      ----------       ---------           ----------

Income before income taxes...........       5,958           1,200          (2,134)               5,024
Applicable income taxes..............       1,955             343            (696)               1,602
                                       ----------      ----------       ---------           ----------

Net income...........................  $    4,003      $      857       $  (1,438)          $    3,422
                                       ==========      ==========       =========           ==========

Average diluted shares
   outstanding.......................   3,426,660          21,159         (21,159)           3,426,660

Earnings per share -
   diluted...........................  $     1.17      $    40.08                           $     1.00

                     PRO FORMA ADJUSTMENTS: (IN THOUSANDS)
                        Completed business combination



(1) Adjustments applicable to the purchase method business combination with
    Brancshares:


                                                                                                  Year Ended
                                                                                              December 31, 1997
                                                                                             ---------------------
Increase in expenses:
    Interest expense on funds borrowed for transaction....................................     $     (675)
    Amortization of core deposit tangible (10 year period, accelerated method)............           (548)
    Depreciation of fixed asset write-up (15 year period).................................            (92)
    Amortization of goodwill (25 year period).............................................           (254)
                                                                                               ----------
                                                                                                   (1,569)
Decrease in income:
    Lost earnings from liquidation of investment securities...............................           (565)

Net decrease in income before tax.........................................................         (2,134)
Tax effect of the pro forma adjustments...................................................            696
                                                                                               ----------

Net decrease in income....................................................................     $   (1,438)
                                                                                               ==========